EXHIBIT 23(i)


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Talk Visual Corporation of our report dated March 28, 2001 appearing in Talk Visual Corporation's Form 10-KSB for the year ended December 31, 2000.


                                           /s/ MAYER RISPLER & COMPANY, P.C.
                                               ---------------------------------
                                               MAYER RISPLER & COMPANY, P.C.


Brooklyn, New York
November 15, 2001